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                                                                  EXHIBIT 10.17

                                     NISSAN

                        DEALER SALES & SERVICE AGREEMENT

         THIS AGREEMENT is entered into effective the day last set forth below by and between the Nissan Division of NISSAN NORTH AMERICA, INC., a California corporation, hereinafter called Seller, and the natural person or entity identified as "Dealer" in the Final Article of this Agreement.

                                  INTRODUCTION

         The purpose of this Agreement is to establish Dealer as an authorized dealer of Nissan Products and to provide for the sale and servicing of Nissan Products in a manner that will best serve the interests of Seller, Dealer, other Authorized Nissan Dealers and owners and purchasers of Nissan Products. This Agreement sets forth: the rights which Dealer will enjoy as an Authorized Nissan Dealer; the responsibilities which Dealer assumes in consideration of its receipt of these rights; and the respective conditions, rights and obligations of Seller and Dealer that apply to Seller's grant to Dealer of such rights and Dealer's assumption of such responsibilities.

         This is a personal services Agreement. In entering into this Agreement and appointing Dealer as provided below, Seller is relying upon the personal qualifications, expertise, reputation, integrity, experience, ability and representations of the individual(s) named herein as Principal Owner(s) and Executive Manager.

         Achievement of the purposes of this Agreement is premised upon mutual understanding and cooperation between Seller and Dealer. Dealer has entered into this Agreement in reliance upon Seller's integrity and expressed intention to deal fairly with Dealer and the consuming public. Seller has entered into this Agreement in reliance upon Dealer's integrity and ability and expressed intention to deal fairly with Seller and the consuming public.

         It is the responsibility of Seller to market Nissan Products throughout the Territory. It is the responsibility of Dealer to actively promote the retail sale of Nissan Products and to provide courteous and efficient service of Nissan products. The success of Seller and Dealer will depend on how well they each fulfill their respective responsibilities under this Agreement. It is recognized that: Nissan North America, Inc. (hereinafter called "Manufacturer") will endeavor to provide motor vehicles that offer outstanding value to the consuming public; Seller will endeavor to establish a national network of Authorized Nissan Dealers that can provide effective sales and service effort at the retail level; and Dealer will endeavor to fulfill its responsibilities through aggressive, sound, ethical selling practices and through conscientious regard for customer service.

         Seller and Dealer shall refrain from engaging in conduct or activities which might be detrimental to or reflect adversely upon the reputation of Seller, Manufacturer, Dealer or Nissan Products and shall engage in no discourteous, deceptive, misleading or unethical practices or activities.

         For consistency and clarity, terms which are used frequently in this Agreement have been defined in Section 1 of the Standard Provisions. All terms used herein which are defined in the Standard Provisions shall have the meaning stated in said Standard Provisions. These definitions should be read carefully for a proper understanding of the provisions in which they appear.
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         To achieve the purposes referred to above, Seller and Dealer agree as follows:

         ARTICLE FIRST:  Appointment of Dealer

         Subject to the conditions and provisions of this Agreement, Seller:

         (a) appoints Dealer as an Authorized Nissan Dealer and grants Dealer the non-exclusive right to buy from Seller those Nissan Products specified in Dealer's current Product Addendum hereto, for resale, rental or lease at or from the Dealership Locations established and described in accordance with Section 2 of the Standard Provisions; and

         (b) grants Dealer a non-exclusive right, subject to and in accordance with Section 6.K of the Standard Provisions, to identify itself as an Authorized Nissan Dealer, to display the Nissan Marks in the conduct of its Dealership Operations and to use the Nissan Marks in the advertising, promotion and sale of Nissan Products in the manner provided in this Agreement.

         ARTICLE SECOND:  Assumption of Responsibilities by Dealer

         Dealer hereby accepts from Seller its appointment as an Authorized Nissan Dealer and, in consideration of its appointment and subject to the other conditions and provisions of this Agreement, hereby assumes the responsibility for:

         (a) establishing and maintaining at the Dealership Locations the Dealership Facilities in accordance with Section 2 of the Standard Provisions;

         (b) actively and effectively promoting the sale at retail (and, if Dealer elects, the leasing and rental) of Nissan Vehicles within Dealer's Primary Market Area in accordance with Section 3 of the Standard Provisions;

         (c) servicing Nissan Vehicles and for selling and servicing Genuine Nissan Parts and Accessories in accordance with Section 5 of the Standard Provisions;

         (d) building and maintaining consumer confidence in Dealer and in Nissan Products in accordance with Section 5 of the Standard Provisions; and

         (e) performance of the additional responsibilities set forth in this Agreement, including those specified in Section 6 of the Standard Provisions.

         ARTICLE THIRD:  Ownership

         (a) OWNERS. This Agreement has been entered into by Seller in reliance upon, and in consideration of, the personal qualifications, expertise, reputation, integrity, experience, ability and representations with respect thereto of the Principal Owner(s) named in the Final Article of this Agreement and in reliance upon Dealer's representations concerning the ownership of Dealer as follows:

                  (i) Dealer represents and agrees that the person(s) named as Principal Owner(s) in the Final Article of this Agreement, and only those person(s), shall be the Principal Owner(s) of Dealer;

                  (ii) Dealer represents and agrees that the person(s) named as Other Owner(s) in the Final Article of this Agreement, and on1y those person(s), shall be the Other Owner(s) of Dealer.


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         (b) HOLDING COMPANY. Seller requires that a natural person be named as the Principal Owner(s) of Dealer because Seller relies on the personal qualifications, expertise, reputation, integrity, experience, ability and representations of such individuals. If one or more of the owner(s) of Dealer is a corporation, partnership or other entity and not a natural person (hereinafter called "Holding Company"), Dealer and Seller agree that the natural persons listed in the Holding Company Addendum of this Agreement as owners of the Holding Company shall be deemed to be the Principal Owner(s) and Other Owner(s) of Dealer, as the case may be and that the terms and conditions of this Agreement, including without limitation the provisions of this Article Third and Sections 12, 14 and 15 of the Standard Provisions, shall apply to the owner(s) of the Holding Company as well as to Dealer. Dealer represents to Seller and agrees that the Holding Company is owned as indicated in the Holding Company Addendum to this Agreement.

         (c) CHANGES IN OWNERSHIP. In view of the fact that this is a personal services agreement and in view of its objectives and purposes, this Agreement and the rights and privileges conferred on Dealer hereunder are not assignable, transferable or salable by Dealer, and no property right or interest is or shall be deemed to be sold, conveyed or transferred to Dealer under this Agreement. Dealer agrees that any change in the ownership of Dealer specified herein requires the prior written consent of Seller, excepting only changes in the record or beneficial ownership interests of Other Owner(s) not effecting a change in majority control or interest. Dealer shall give Seller prior notice of any proposed change in said ownership requiring the consent of Seller and immediate notice of the death or incapacity of any Principal Owner. No such change and no assignment of this Agreement or of any right or interest herein, shall be effective against Seller unless and until embodied in an appropriate amendment to or assignment of this Agreement, as the case may be, duly executed and delivered by Seller and by Dealer. Seller shall not, however, unreasonably withhold its consent to any such change. Seller shall have no obligation to transact business with any person who is not named either as a Principal Owner or Executive Manager of Dealer hereunder or otherwise to give effect to any proposed sale or transfer of the ownership or management of Dealer prior to having concluded the evaluation of such a proposal as provided in Section 15 of the Standard Provisions.

         ARTICLE FOURTH:  Management

         (a) EXECUTIVE MANAGER. Seller and Dealer agree that the retention by Dealer of qualified management is of critical importance to the successful operation of Dealer and to the achievement of the purposes and objectives of this Agreement. This Agreement has been entered into by Seller in reliance upon, and in consideration of, the personal qualifications, expertise, reputation, integrity, experience, ability and representations with respect thereto of the person named as Executive Manager in the Final Article of this Agreement and on Dealer's representation to Seller and agreement that the person identified as Executive Manager shall be Dealer's executive manager, shall have full managerial authority for the Dealership Operations, and shall continually provide his or her personal services in operating the dealership and will be physically present at the Dealership Facilities.

         (b) CHANGES IN MANAGEMENT. In view of the fact that this is a personal services Agreement and in view of its objectives and purposes, Dealer agrees that any change in the Executive Manager from that specified in the Final Article of this Agreement requires the prior written consent of Seller. Dealer shall give Seller prior notice of any proposed change in Executive Manager and immediate notice of the death or incapacity of any Executive Manager. No change in Executive Manager shall be effective unless and until embodied in an appropriate amendment to this Agreement duly executed and delivered by Seller and by Dealer. Subject to the foregoing, Dealer shall make its own, independent decisions concerning the hiring and firing of its employees including without limitation, its Executive Manager.

         To enable Seller to evaluate and respond to Dealer concerning any proposed change in Executive Manager, Dealer agrees to provide, in the form requested by Seller and in a timely manner, all

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applications and information customarily requested by Seller to evaluate the proposed change. While Seller shall not unreasonably withhold its consent to any such change, it is agreed that any successor Executive Manager must possess personal qualifications, expertise, reputation, integrity, experience and ability which are, in the opinion of Seller, satisfactory. Seller will determine whether, in its opinion, the proposed change is likely to result in a successful dealership operation with capable management that will satisfactorily perform Dealer's obligations under this Agreement. Seller shall have no obligation to transact business with any person who is not named as an Executive Manager of Dealer hereunder prior to having concluded its evaluation of such person.

         (c) EVALUATION OF MANAGEMENT. Dealer and Seller understand and acknowledge that the personal qualifications, expertise, reputation, ability, integrity, experience and ability of the Executive Manager and his or her ability to effectively manage Dealer's day-to-day Dealership Operations is critical to the success of Dealer in performing its obligations under this Agreement. Seller may from time to time develop standards and/or procedures for evaluating the performance of the Executive Manager and of Dealer's personnel generally. Seller may, from time to time, evaluate the performance of the Executive Manager and will advise Dealer and the Executive Manager of the results of such evaluations, and Dealer shall promptly take such action as may be required to correct any deficiencies in the Executive Manager's performance to the reasonable satisfaction of Seller.

         ARTICLE FIFTH:  Additional Provisions

         The additional provisions set forth in the attached "Nissan Dealer Sales and Service Agreement Standard Provisions," bearing form number NDA-4S/9-88 are hereby incorporated in and made a part of this Agreement. The Notice of Primary Market Area, Dealership Facilities Addendum, Product Addendum, Dealer Identification Addendum, Holding Company Addendum, if applicable, and all Guides referred to in this Agreement (including references contained in the Standard Provisions referred to above) are hereby incorporated in and made a part of this Agreement. Dealer further agrees to be bound by and comply with: the Warranty Manual; Seller's Manuals or Instructions heretofore or hereafter issued by Seller to Dealer; any amendment, revision or supplement to any of the foregoing; and any other manuals heretofore or hereafter issued by Seller to Dealer.

         ARTICLE SIXTH:  Termination of Prior Agreements

         This Agreement cancels, supersedes and annuls all prior contracts, agreements and understandings except as stated herein, all negotiations, representations and understandings being merged herein. No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except filling of blank spaces and lines) will be valid or binding on Seller unless approved in writing by the President or an authorized Vice-President of Seller.

         ARTICLE SEVENTH:  Term

         This Agreement shall have a term commencing on the effective date hereof and continuing until terminated by either party in accordance with
Section 12 of the Standard Provisions.

         ARTICLE EIGHTH: License of Dealer

         If Dealer is required to secure or maintain a license for the conduct of its business as contemplated by this Agreement in any state or jurisdiction where any of its Dealership Operations are to be conducted or any of its Dealership Facilities are located, this Agreement shall not be valid until and unless Dealer shall have furnished Seller with written notice specifying the date and number, if any, of such license or licenses issued to Dealer, Dealer shall notify Seller immediately in writing if Dealer shall

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fail to secure or maintain any and all such licenses or renewal thereof or, if such license or licenses are suspended or revoked, specifying the effective date of any such suspension or revocation.

         ARTICLE NINTH:  Execution of Agreement

         This Agreement, and any Addendum or amendment or notice with respect thereto, shall be valid and binding on Seller only when it bears the signature of either the President or an authorized Vice-President of Seller and, when such signature is a facsimile, the manual countersignature of an authorized employee of Seller and a duplicate original thereof is delivered personally or by mail to the main Dealership Location. This Agreement shall bind Dealer only when it is signed by: a duly authorized officer or executive of Dealer if a corporation; one of the general partners of Dealer if a partnership; or Dealer if an individual.

         ARTICLE TENTH:  Special Conditions

      SEE ATTACHED PUBLIC OWNERSHIP AND HOLDING COMPANY ADDENDA, WHICH ARE INCORPORATED BY THIS REFERENCE INTO THIS AGREEMENT FOR ALL PURPOSES.


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Dealer PRECISION NISSAN, INC., is a(an) SELECT ONE) individual partnership [X]
corporation incorporated or formed under the laws of the State of Florida doing business as D/B/A/ Courtesy Nissan of Tampa ("Dealer"). Dealer is located in Tampa, FL.

The Principal Owner(s) of Dealer are as follows:

                                                               PERCENTAGE
NAME                                      RESIDENCE             INTEREST
----                                      ---------             --------
Jeffrey I. Wooley                      1000 Lindelaan              0%
                                       Tampa, FL 33618


The Other Owner(s) of Dealer are as follows:

                                                               PERCENTAGE
NAME                                       RESIDENCE            INTEREST
----                                       ---------            --------
Asbury Automotive Tampa, L.P.          9210 Adamo Drive           100%
                                        Tampa, FL 33619



The Executive Manager of Dealer is as follows:

                                                               PERCENTAGE
NAME                                        RESIDENCE           INTEREST
----                                        ---------           --------
Peter R. Hawley                          1783 Barn Own Way         0%
                                       Palm Harbor, FL 34683


IN WITNESS THEREOF, the parties hereto have executed this Agreement in triplicate as of February 1st, 2000 at Carson, California.


DEALER:

PRECISION NISSAN, INC. D/B/A COURTESY NISSAN OF TAMPA

By  /s/ Jeffrey I. Wooley                            SELLER:
   --------------------------------------
     Jeffrey I. Wooley                               NISSAN DIVISION
     Title: Dealer Principal                         NISSAN NORTH AMERICA, INC.
            -----------------------------

EFFECTIVE DATE: 2-1-2000                             By /s/ J.E. Connelly
                                                       -------------------------
EXPIRATION DATE: 1-31-2005                                  J.E. Connelly
                                                     Title: Vice President and
                                                            General Manager

Working Capital Guide Requirement:  As per executed  By /s/ William O. Bosley
                                                       -------------------------
Net Worth Guide Requirement:        Business Plan.          William O. Bosley
New Vehicle Floor Plan:                              Title: Regional Vice
Form # NDA-4P/9-88                                   President, Southeast Region


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                        NISSAN PUBLIC OWNERSHIP ADDENDUM

         This Nissan Public Ownership Addendum (the "Addendum") is entered into effective the date last set forth below by Nissan North America, Inc. ("Nissan" or "Seller") and Precision Nissan, Inc. ("Dealer"). In consideration of the agreements and mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       THE PUBLIC OWNERSHIP ADDENDUM

The Public Ownership Addendum is an addendum to, supplements and modifies the Nissan Dealer Sales and Service Agreement between Nissan and Dealer (the "Dealer Agreement"), including the Standard Provisions thereto (the "Standard Provisions"). To the extent that this Addendum conflicts with the Dealer Agreement, the Addendum controls and shall govern the relationship between the parties. The Dealer Agreement, to the extent not modified or amended, remains in full force and effect.

2.       DEFINITIONS

The parties agree that the following terms, as used in the Addendum and the Dealer Agreement shall be defined exclusively as set forth below.

"NISSAN PRODUCTS" shall mean Nissan Vehicles, Genuine Parts and Accessories, Nissan Security+Plus and such other products and services offered by Nissan to Dealer and designated in writing by Nissan as a Nissan Product.

"DEALER PRINCIPAL" shall mean the person named in the Final Article of the Dealer Agreement as "Principal Owner" upon whose personal qualifications, expertise, integrity, experience, ability and representations Nissan has relied in entering into this Addendum, and any successor approved in writing by Nissan. For purposes of this Addendum, the terms "Dealer Principal" and "Principal Owner" are used interchangeably.

"BUSINESS PLAN" shall mean the written plan meeting Nissan's approval that is prepared and executed by the Dealer and that contains Dealer's plan and commitment to develop its business throughout the PMA, including but not limited to, its plan and commitment with respect to organizational, operational, financial, succession and other issues, as well as certain standards on which its performance hereunder will be evaluated.

3.       OWNERSHIP

This Agreement has been entered into by Nissan in reliance upon the commitment, representation, and agreement of Dealer to provide the personal services of Dealer Principal and Executive Manager; and in reliance upon the representations and agreements of Dealer as follows: i) Dealer represents that Asbury Automotive Group, L.L.C. owns 51% of Asbury Automotive Tampa, L.P., and Asbury Automotive Group, L.L.C. will, at all times during the term of this Addendum, exercise full management and control of Asbury Automotive Tampa, L.P.; ii) Dealer represents that Asbury Automotive Tampa, L.P. owns 100% of Dealer and will, at all times during the term of this Addendum, exercise full management and control of Dealer.


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In view of the fact that the Dealer Agreement and this Addendum is a personal services agreement, and in view of its objectives and purposes, this Addendum and the rights and privileges conferred on Dealer hereunder are not assignable, transferable or salable; and no property right or interest herein is or shall be deemed to be sold, conveyed or transferred. Dealer agrees, on behalf of itself, Asbury Automotive Group, L.L.C., and Asbury Automotive Tampa, L.P., that any change in the ownership of Dealer other than specified herein requires the prior written consent of Nissan, if Dealer desires to remain an Authorized Nissan Dealer. Dealer agrees that, without the prior written consent of Nissan, which consent shall not be unreasonably withheld: i) No sale, pledge, hypothecation or other transfer of any of the capital stock or ownership interest of Dealer or Asbury Automotive Tampa, L.P. will be made. ii) Dealer or Asbury Automotive Tampa, L.P. will not be merged with or into, or consolidated with, any other entity without Nissan's prior written consent, nor will the principal assets necessary for the performance of Dealer's obligations under this Addendum or the Dealer Agreement be sold, transferred or assigned without Nissan's prior, written consent. Dealer and Asbury Automotive Tampa, L.P. represent that no ownership interest in Dealer or Asbury Automotive Tampa, L.P. will be transferred by Dealer or Asbury Automotive Tampa, L.P. directly or indirectly to any automobile manufacturer, automobile distributor, or potential competitor of Seller, or any affiliate of any of the foregoing.

If any person or entity acquires more than 20% of Asbury Automotive Group, L.L.C.'s common stock issued and outstanding at any time, and Nissan determines that such person or entity does not have interests compatible with those of Nissan, or is otherwise not qualified to have an ownership interest in a Nissan dealership (an "Adverse Person"), Dealer must terminate the Dealer Agreement or transfer Dealer's principal assets or 100% of the outstanding stock of Dealer to a third party acceptable to Nissan unless, within 90 days after notification of Nissan's determination, the Adverse Person's ownership interest is reduced to less than 20%.

The parties to this Addendum expressly agree that, while changes in the ownership of Asbury Automotive Group, L.L.C. and Asbury Automotive Tampa, L.P. may not be entirely within the control of Dealer, in light of the personal services nature of the Dealer Agreement and Nissan's substantial interest in the owners of its dealers and distribution network, and in consideration of Nissan's willingness to enter into this Public Ownership Addendum with Dealer, any transaction involving the ownership and stock of Asbury Automotive Group, L.L.C. and Asbury Automotive Tampa, L.P. which violates the provisions of this Section 3 of this Addendum shall constitute a substantial and material breach of the Dealer Agreement and this Addendum and grounds for termination of the Dealer Agreement and this Addendum. Subject to the other provisions of this addendum, a change in the direct or indirect ownership of Asbury Automotive Tampa, L.P. that does not violate the Agreement or this Addendum does not constitute grounds for termination of the Dealer Agreement under Section 12.A.2. of the Standard provisions to the Agreement.

4.       MANAGEMENT

The Dealer Agreement and this Addendum have been entered into in reliance on the following representations and agreements of Dealer that: i) The Dealer Principal of Dealer will, subject to any other obligations set forth in the Dealer Agreement and this Addendum, devote his/her professional efforts to the business operations of Dealer and the entity for which he/she is

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responsible; ii) Executive Manager will devote his full time and professional efforts to the affairs of Dealer; iii) The Officers and Directors of Dealer are set forth in Schedule "A".

Nissan and Dealer agree that the retention by Dealer of qualified management is of critical importance to the successful operation of Dealer and to the achievement of their mutual purposes and objectives. The Dealer Agreement and Addendum have been entered into by Nissan in reliance upon, and in consideration of, among other things, the following representations and agreements of Asbury Automotive Group, L.L.C., Asbury Automotive Tampa, L.P. and Dealer, that: i) The Dealer Principal and the Executive Manager shall have full and complete control over the Dealership Operations, subject to the powers of the Board of Directors of Dealer, to manage the business and affairs of Dealer, and at all times the Dealer Principal shall be a member of the Board of Directors of Dealer and the Executive Manager shall be an officer of Dealer; ii) The Board of Directors of Dealer shall delegate the day to day management of the Dealership Operations to the Executive Manager. The Board of Directors of Dealer will not exercise any extraordinary powers or interfere unduly in the day-to-day Dealership Operations; iii) Executive Manager, subject to any other obligations set forth in the Dealer Agreement, shall be physically present at the Dealership Facilities on a full-time basis; iv) Nissan may from time to time develop standards and/or procedures for evaluating the performance of Dealer. Nissan may, from time to time, evaluate the performance of the Dealer and will advise Dealer, the Dealer Principal and the Executive Manager of the results of such evaluations.

5.       TERM

This Addendum and the Dealer Agreement shall have a term commencing on its effective date and continuing for a term of five years unless sooner terminated in accordance with the provisions of the Dealer Agreement and this Addendum. Should Dealer be in full compliance with its obligations under the Dealer Agreement and this Addendum at the end of this term, Dealer will be offered a new Dealer Agreement and Public Ownership Addendum, in the form then in use by Nissan.

6.       BUSINESS PLAN

Dealer and Nissan shall periodically execute Business Planning Worksheets in the form currently in use by Nissan that describes how Dealer will fulfill its sales, service, customer relations, marketing and other commitments hereunder. The Business Plan is subject to Nissan's approval, is an essential part of the Public Ownership Addendum [or CMO Addendum] and is hereby incorporated in and made a part of this Addendum.

The Business Plan shall include the following required components: i) a New Vehicle Sales Plan; ii) Sales & Profit Forecast; iii) Dealer's Investment Worksheet; iv) Succession Plans, including the identity of the proposed successors to dealer, dealer principal (principal owner) and/or executive manager; and v) any other standards or plans as agreed upon between Nissan and Dealer. The standards on which Dealer's sales performance will be evaluated will include (i) market share objectives for Nissan products set by the parties, and
(ii) sales penetration achieved by Dealer in each of the various segments in which Nissan vehicles compete.


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In addition to the above required components, Nissan may request that additional components be included in the Business Plan such as organization and management structure and staffing, market area plan, goals, objectives, sources of capital, and/or any other information deemed necessary by Nissan dependent upon the circumstances of the Dealer.

Dealer shall review and update its Business Plan annually, or more often if needed, and submit it to Nissan for review and approval. If Nissan determines that changes to the proposed Business Plan are necessary, Dealer will make such changes and resubmit the proposed Business Plan to Nissan. The updated business plan shall (i) analyze Dealer's performance relative to the objectives, standards, and plans set forth in the Business Plan for the preceding year or other period, (ii) identify any deficiencies in Dealer's performance, and (iii) specify the steps that Dealer will take to remedy such deficiencies.

If, based on the evaluation thereof made by Nissan, Dealer shall fail to substantially fulfill its responsibilities with respect to: i) the implementation of the plans set forth in the Business Plan, including but not limited to any deviation therefrom; ii) the performance of its sales or other obligations based on the standards established therefor in the Business Plan; or
iii) any other material responsibilities assumed by Dealer, Nissan will notify Dealer of such failure and will review with Dealer the nature and extent of such failure and the reasons which, in Nissan's opinion, account for such failure. Thereafter, Nissan will provide Dealer with a reasonable opportunity to correct the failure. If Dealer fails to make substantial progress towards remedying such failure before the expiration of such period, Nissan may terminate the Dealer Agreement, such termination to be effective at least sixty (60) days after notice is given.

7.       OTHER DEALER RESPONSIBILITIES

         A. BRANDING AND BUSINESS NAME: Dealer shall actively and effectively promote the "Nissan" name. Under no circumstances shall the name "Nissan" be subordinated to or promoted less aggressively than any other name (e.g. "Asbury") by Dealer.

         B. FINANCIAL AND OPERATIONAL REPORTING: Dealer shall furnish to Nissan annual reviewed financial statements and, upon demand, shall furnish annual certified financial statements, and otherwise disclose to Nissan in a format satisfactory to Nissan the financial and operational results of Dealer's Nissan business.

         C. EXAMINATION AND AUDIT: Nissan shall be entitled, at all reasonable times during regular business hours and upon advance notice, to examine, audit and make and take copies of all records, accounts and supporting data of Dealer, ASBURY AUTOMOTIVE TAMPA, L.P. AND ASBURY AUTOMOTIVE GROUP, L.L.C. relating to the business, ownership or operations of Dealer.

         D. DISCLOSURE OF FINANCIAL INFORMATION TO AFFILIATED COMPANIES: Nissan shall be entitled to disclose to and receive from affiliated companies, including but not limited to Nissan Motor Acceptance Corporation, all financial statements and reports provided by Dealer, ASBURY AUTOMOTIVE TAMPA, L.P. and/or ASBURY AUTOMOTIVE GROUP, L.L.C.


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8.       DISPUTE RESOLUTION PROCESS

         The parties acknowledge that, at the state and federal level, various courts and agencies would, in the absence of this Paragraph 8, be available to them to resolve claims or controversies which might arise between them. The parties agree that it is inconsistent with their relationship for either to use courts or governmental agencies to resolve such claims or controversies.

         THEREFORE, CONSISTENT WITH THE PROVISIONS OF THE UNITED STATES ARBITRATION ACT (9 U.S.C. SEC. 1 ET SEQ.), THE PARTIES TO THIS AGREEMENT AGREE THAT THE DISPUTE RESOLUTION PROCESS OUTLINED IN THIS SECTION, WHICH INCLUDES MEDIATION AND BINDING ARBITRATION, SHALL BE THE EXCLUSIVE MECHANISM FOR RESOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR TO THE RELATIONSHIP BETWEEN THE PARTIES, INCLUDING BUT NOT LIMITED TO CLAIMS UNDER ANY STATE OR FEDERAL STATUTES (HEREINAFTER "DISPUTES"). SECTION 16 OF THE STANDARD PROVISIONS IS DELETED IN ITS ENTIRETY.

         There are two steps in the Dispute Resolution Process: Mediation and Binding Arbitration. All Disputes must first be submitted to Mediation, unless that step is waived by written agreement of the parties. Mediation is conducted before an independent mediator. The parties will participate and present their positions to each other and the mediator in an effort to resolve their disagreement, pursuant to JAMS/Endispute program developed for use by Nissan and Nissan authorized dealers.

         If a dispute has not been resolved after Mediation, or if Dealer and Nissan have agreed in writing to waive Mediation, the Dispute will be settled by Binding Arbitration. SPECIFICALLY, THE PARTIES AGREE TO RESOLVE ALL SUCH DISPUTES BY BINDING ARBITRATION CONDUCTED IN ACCORDANCE WITH THE NISSAN DEALER/DISTRIBUTOR RULES AND PROCEDURES OF JAMS/ENDISPUTE, WITH THE PREVAILING PARTY TO RECOVER ITS COSTS AND ATTORNEY'S FEES FROM THE OTHER PARTY. ALL ARBITRATION AWARDS ARE BINDING AND NONAPPEALABLE, EXCEPT AS OTHERWISE PROVIDED IN THE UNITED STATES ARBITRATION ACT. JUDGMENT UPON ANY SUCH AWARD MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION.

9.       RELEASE

Dealer hereby releases Nissan from any and all claims and causes of action that they or any of them may have against Nissan for money damages or other relief relating to or arising out of any event occurring prior to the execution of the Addendum, except for any accounts payable by Nissan to Dealer in connection with the provision of any services under the Dealer Agreement and any claim described in Section 11.A.1 of the Standard Provisions. In connection with this release, Dealer expressly acknowledges and waives their respective rights under California Civil Code, Section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF

EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

10.      EXCLUSIVITY AND RIGHT OF FIRST REFUSAL

         A. EXCLUSIVITY: The additional provisions set forth in Attachment "A" - "Exclusivity Provisions" - are hereby incorporated in and made a part of this Addendum and Dealer Agreement.

         B. RIGHT OF FIRST REFUSAL: The additional provisions set forth in Attachment "B" - "Right of First Refusal" - are hereby incorporated in and made a part of this Addendum and Dealer Agreement.

11.      SPECIAL CONDITIONS

IN WITNESS WHEREOF, the parties have executed this Nissan Addendum in triplicate as of 2-1-2000, at Carson, California.

DEALER:                                     NISSAN DIVISION
Precision Nissan, Inc.                      NISSAN NORTH AMERICA, INC.
D/B/A/ Courtesy Nissan of Tampa


By:  /s/ Jeffrey I. Wooley                  By: /s/ J.E. Connelly
     --------------------------------           --------------------------------
Name:    Jeffrey I. Wooley                  Name:  J.E. Connelly
Title:   Dealer Principal                   Title: Vice President
                                                   General Manager,
                                                   Nissan Division


                                            By: /s/ William O. Bosley
                                                --------------------------------
                                            Name:  William O. Bosley
                                            Title: Southeast Region
                                                   Regional Vice President

                    HOLDING COMPANY ADDENDUM TO NISSAN DEALER
                           SALES AND SERVICE AGREEMENT

Pursuant to Article Third (b) of the Nissan Dealer Sales & Service Agreement (the "Agreement") in effect between the Authorized Nissan Dealer named below and Nissan North America, Inc. ("Seller"), Dealer represents and agrees the following Principal Owner(s) of Dealer named in the Final Article of the Agreement which is(are) a corporation, partnership, or other entity and not a natural person, is(are) owned as follows:

--------------------------------------------------------------------------------

NAME OF OWNER: PRECISION NISSAN, INC. a Corporation, formed under the laws of the State of Florida.

PRINCIPAL OWNER(S)/SETTLOR(S):
------------------------------

              NAME                          ADDRESS          PERCENTAGE INTEREST
              ----                          -------          -------------------
Precision Enterprises Tampa, Inc.   Three Landmark Square,            100%
                                             Suite 500
                                        Stamford, CT 06091
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME OF OWNER: Precision Enterprises Tampa, Inc. a Corporation, formed under the laws of the State of Florida.

PRINCIPAL OWNER(S)/SETTLOR(S):
------------------------------

              NAME                          ADDRESS          PERCENTAGE INTEREST
              ----                          -------          -------------------
Asbury Automotive Tampa, LP, Inc.     Three Landmark Square,          100%
                                           Suite 500
                                       Stamford, CT 06091
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME OF OWNER: Asbury Automotive Tampa LP a Limited Partnership, formed under the laws of the State of Delaware.

PRINCIPAL OWNER(S)/SETTLOR(S):
------------------------------

             NAME                           ADDRESS          PERCENTAGE INTEREST
             ----                           -------          -------------------
      Asbury Villanova II         Three Landmark Square,               99%
                                          Suite 500
                                    Stamford, CT 06091

Asbury Automotive Tampa GP, LLC   Three Landmark Square,                1%
                                          Suite 500
                                    Stamford, CT 06091
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME OF OWNER: Asbury Automotive Tampa GP, LLC a Limited Liability Company, formed under the laws of the State of Delaware.

PRINCIPAL OWNER(S)/SETTLOR(S):
------------------------------

       NAME                           ADDRESS                PERCENTAGE INTEREST
       ----                           -------                -------------------
Asbury Villanova II           Three Landmark Square,                  100%
                                    Suite 500
                                 Stamford, CT 06091
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME OF OWNER: Asbury Villanova II a Limited Liability Company, formed under the laws of the State of Delaware.

PRINCIPAL OWNER(S)/SETTLOR(S):
------------------------------

           NAME                         ADDRESS              PERCENTAGE INTEREST
           ----                         -------              -------------------
Asbury Automotive Group LLC      Three Landmark Square,               100%
                                      Suite 500
                                   Stamford, CT 06091
--------------------------------------------------------------------------------

This Holding Company Addendum cancels and supersedes any previous Holding Company Addendum between Dealer and Seller. This Holding Company Addendum is effective as of August 31, 2000.

DEALER:                                         SELLER:
                                                NISSAN DIVISION
                PRECISION NISSAN, INC.          NISSAN NORTH AMERICA, INC.
-------------------------------------------
                         Name

Doing Business as Courtesy Nissan of Tampa


By:  /s/ Jeffrey I. Wooley                      By: /s/ W. J. Kirrane
     --------------------------------------        -----------------------------
     Jeffrey I. Wooley                             W.J. Kirrane
     Dealer Principal                              Vice President and
                                                   General Manager


     South Tampa                FL              By: /s/ Brad Bradshaw
-------------------------------------------        -----------------------------
     City                      State               Brad Bradshaw
                                                   Regional Vice President,
                                                   Southeast Region

                 2445
-------------------------------------------
              Dealer Code


           (FILE THIS ADDENDUM WITH CURRENT SALE & SERVICE AGREEMENT)